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   As filed with the Securities and Exchange Commission on October 21, 1997

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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of

                      The Securities Exchange Act of 1934


                                October 9, 1997
                               (Date of Report)


                      EQUITY RESIDENTIAL PROPERTIES TRUST
            (Exact Name of Registrant as Specified in its Charter)


                                    1-12252
                             (Commission File No.)


          Maryland                                       13-3675988
(State or Other Jurisdiction                (I.R.S. Employer Identification No.)
     of Incorporation)



Two North Riverside Plaza, Chicago, Illinois               60606
  (Address of Principal Executive Offices)               (Zip Code)


                                (312) 474-1300
             (Registrant's Telephone Number, Including Area Code)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITIONS

Equity Residential Properties Trust and its subsidiaries (the "Company") entered into an agreement with an unaffiliated third party to acquire 45 multifamily properties consisting of 10,724 units for a combined purchase price of approximately $607.5 million, which includes the assumption of mortgage indebtedness of approximately $218.7 million. On October 9, 1997, the Company acquired 21 of these multifamily properties (the "Acquired Properties"). The cash portion of this transaction was or will be financed primarily through proceeds raised from equity and debt offerings completed in September and October 1997. The Company sold 11,000,000 and 1,650,000 depositary shares (collectively, the "Series G Depositary Shares") on September 24, 1997 and October 3, 1997, respectively, (the "Series G Offering"). Each Series G Depositary Share represents a 1/10 fractional interest in a 7 1/4% Series G Convertible Cumulative Redeemable Preferred Share of Beneficial Interest, $0.01 par value per share (the "Series G Preferred Shares"). The liquidation preference of each of the Series G Preferred shares is $250.00 (equivalent to $25 per Series G Depositary Share). The Company received net proceeds of approximately $303.5 million from the Series G Offering. On October 8, 1997, the Operating Partnership issued $150 million of unsecured fixed rate notes (the "2017 Notes") in a public debt offering (the "Fourth Public Debt Offering"). The Operating Partnership received net proceeds of approximately $147.2 million. Descriptions of the Acquired Properties follow. Descriptions of the additional 24 properties (the "Probable Properties") are discussed in Item 5.


Descriptions of Properties

MARINERS WHARF APARTMENTS, ORANGE PARK FLORIDA

Mariners Wharf Apartments ("Mariners Wharf") is a 272-unit multifamily property located in Orange Park, Florida. Mariners Wharf was approximately 95% occupied as of September 13, 1997. The property consists of 14 two and three-story residential buildings on approximately 28 acres. Amenities include a clubhouse, two lighted tennis courts, large swimming pool and spa, large deck area with jacuzzi, volley ball court, fully equipped playground facility, covered gazebo and deck area, canoes and paddleboats, car wash center, dishwashers, microwave ovens, private balconies and patios, electronic security systems, washer/dryer connections, vaulted ceilings in select units, and fireplaces in select units. The property was constructed in 1989.

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NORTHLAKE APARTMENTS, JACKSONVILLE, FLORIDA

Northlake Apartments ("Northlake") is a 240-unit multifamily property located in Jacksonville, Florida. Northlake was approximately 98% occupied as of September 13, 1997. The property consists of 13 two and three-story wood-frame residential buildings on approximately 20 acres. Amenities include a clubhouse, playground, swimming pool with sun deck, spa, tennis courts, lakefront gazebo with picnic area, car care center, private balconies/patios, electronic security system, washer/dryer connections, exterior storage closets, and vaulted ceilings in select units. The property was constructed in 1989.

SILVER SPRINGS APARTMENTS, JACKSONVILLE, FLORIDA

Silver Springs Apartments ("Silver Springs") is a 432-unit multifamily property located in Jacksonville, Florida. Silver Springs was approximately 93% occupied as of September 13, 1997. The property consists of 29 two-story residential buildings on approximately 25 acres. Amenities include a swimming pool with jacuzzi, clubhouse, exercise room, two lighted tennis courts, sand volleyball court, laundry center, picnic areas, landscaped ponds, private balconies/patios, fireplaces, and washer/dryer connections. The property was constructed in 1985.

TIVOLI LAKES APARTMENTS, DEERFIELD BEACH, FLORIDA

Tivoli Lakes Apartments ("Tivoli Lakes") is a 278-unit multifamily property located in Deerfield Beach, Florida. Tivoli Lakes was approximately 98% occupied as of September 13, 1997. The property consists of 10 two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse, swimming pool and kiddie pool, outdoor heated jacuzzi, fitness center, tennis court, sand volleyball court, fitness trails, child-care center, washers and dryers, private balconies/patios, and vaulted ceilings in top units. The property was constructed in 1991.

THE CLARION APARTMENTS, DECATUR, GEORGIA

The Clarion Apartments ("The Clarion") is a 217-unit multifamily property located in Decatur, Georgia. The Clarion was approximately 93% occupied as of September 13, 1997. The property consists of eight three and four-story residential buildings on approximately nine acres. Amenities include a clubhouse with fitness center, lighted swimming pool, jacuzzi, lighted tennis courts, indoor racquetball court, parking garages, microwaves, exterior storage, private balconies/patios, fireplaces, electronic security system, french doors in select units, and built-in bookcases in select units. The property was constructed in 1990.

GARDEN LAKE APARTMENTS, RIVERDALE, GEORGIA

Garden Lake Apartments ("Garden Lake") is a 278-unit multifamily property located in Riverdale, Georgia. Garden Lake was approximately 95% occupied as of September 13, 1997. The property consists of 16 two and three-story residential buildings on approximately 19 acres. Amenities include a clubhouse, swimming pool, jogging trails, badminton and volleyball courts, stocked fishing lake, laundry facility, community swim and tennis center, private balconies/patios, washer/dryer connections, and wood-burning fireplaces in select units. The

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property was constructed in 1991.

HIGHLAND GROVE APARTMENTS, STONE MOUNTAIN, GEORGIA

Highland Grove Apartments ("Highland Grove") is a 268-unit multifamily property located in Stone Mountain, Georgia. Highland Grove was approximately 96% occupied as of September 13, 1997. The property consists of 13 two and three-story residential buildings on approximately 20 acres. Amenities include a clubhouse, lakeside swimming pool, outdoor heated jacuzzi, two lighted tennis courts, lighted basketball court, exercise center, playground area, picnic areas with grills and tables, laundry facility, terraced sun deck and gazebo, car care center, private balconies/patios, fireplaces, and washer/dryer connections. The property was constructed in 1988.

CAROLINA CROSSING APARTMENTS, GREENVILLE, SOUTH CAROLINA

Carolina Crossing Apartments ("Carolina Crossing") is a 156-unit multifamily property located in Greenville, South Carolina. Carolina Crossing was approximately 94% occupied as of September 13, 1997. The property consists of seven two-story residential buildings on approximately six acres. Amenities include a swimming pool, sundeck, lawn seating areas, laundry facilities, and a car wash area. The property was constructed in 1967.

GLENEAGLE APARTMENTS, GREENVILLE, SOUTH CAROLINA

Gleneagle Apartments ("Gleneagle") is a 192-unit multifamily property located in Greenville, South Carolina. Gleneagle was approximately 97% occupied as of September 13, 1997. The property consists of nine two and three-story wood-frame residential buildings on approximately 14 acres. Amenities include a fully equipped clubhouse, swimming pool, tennis court, spa, private balconies/patios, washer/dryer connections, exterior storage, cathedral ceilings in select units, and wet bars in select units. The property was constructed in 1990.

GREYEAGLE APARTMENTS, GREENVILLE, SOUTH CAROLINA

Greyeagle Apartments ("Greyeagle") is a 156-unit multifamily property located in Greenville, South Carolina. Greyeagle was approximately 95% occupied as of September 13, 1997. The property consists of seven two and three-story residential buildings on approximately 11 acres. Amenities include a fully equipped clubhouse, swimming pool, tennis court, fitness center and spa, washer/dryer connections, private balconies/patios, and cathedral ceilings in select units. The property was constructed in 1991.

HICKORY RIDGE APARTMENTS, GREENVILLE, SOUTH CAROLINA

Hickory Ridge Apartments ("Hickory Ridge") is a 90-unit multifamily property located in Greenville, South Carolina. Hickory Ridge was approximately 94% occupied as of September 13, 1997. The property consists of eight two-story residential buildings on approximately four acres. Amenities include a swimming pool, sundeck, laundry facilities, landscaped inner courtyard, dishwashers, and garbage disposals. The property was constructed in 1968.

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TAMARIND AT STONERIDGE APARTMENTS, COLUMBIA, SOUTH CAROLINA

Tamarind at Stoneridge Apartments ("Tamarind at Stoneridge") is a 240-unit multifamily property located in Columbia, South Carolina. Tamarind at Stoneridge was approximately 94% occupied as of September 13, 1997. The property consists of 12 two and three-story residential buildings on approximately 15 acres. Amenities include a clubhouse, swimming pool, tennis courts, volleyball court, fitness center, tanning bed room, private balconies/patios, washer/dryer connections, vaulted ceilings in select units, and fireplaces in select units. The property was constructed in 1985.

THE ATRIUM APARTMENTS, DURHAM, NORTH CAROLINA

The Atrium Apartments ("The Atrium") is a 208-unit multifamily property located in Durham, North Carolina. The Atrium was approximately 93% occupied as of September 13, 1997. The property consists of 13 two-story residential buildings on approximately 16 acres. Amenities include a clubhouse with bar and lounge area, swimming pool with deck area, sauna, sand surface volleyball, two lighted tennis courts, fully equipped exercise room, playground area, gated entranceway, alarm systems, microwave ovens, wood-burning fireplaces, washer/dryer connections, arched windows in select units, and vaulted/cathedral ceilings in select units. The property was constructed in 1989.

THE CHIMNEYS APARTMENTS, CHARLOTTE, NORTH CAROLINA

The Chimneys Apartments ("The Chimneys") is a 214-unit multifamily property located in Charlotte, North Carolina. The Chimneys was approximately 97% occupied as of September 13, 1997. The property consists of 17 two-story residential buildings on approximately 16 acres. Amenities include a clubhouse with kitchen, swimming pool, sand volleyball court, lighted tennis court, horseshoe toss, barbecue area, laundry facilities, private balconies/patios, walk-in pantries in select units, and fireplaces in select units. The property was constructed in 1974.

CREEKWOOD APARTMENTS, CHARLOTTE, NORTH CAROLINA

Creekwood Apartments ("Creekwood") is a 384-unit multifamily property located in Charlotte, North Carolina. Creekwood was approximately 95% occupied as of September 13, 1997. The property consists of 21 two and three-story residential buildings on approximately 23 acres. Amenities include a large clubhouse, social room with bar and kitchen, entertainment center with stereo and television, recreation room, two swimming pools, two jacuzzis, tennis court, weight room, sauna, laundry facilities, ponds with fountains, cathedral ceilings, private patios/balconies with storage, washer dryer connections, washers and dryers in select units, and fireplaces in select units. The property was constructed during 1987 and 1990.

HIDDEN OAKS APARTMENTS, CARY, NORTH CAROLINA

Hidden Oaks Apartments ("Hidden Oaks") is a 216-unit multifamily property located in Cary, North Carolina. Hidden Oaks was approximately 92% occupied as of September 13, 1997. The property consists of 18 three-story residential buildings on approximately 12 acres. Amenities include a clubhouse, swimming pool, tennis court, volleyball court, fitness center, microwaves, vaulted and cathedral-style ceilings, washer dryer connections, and wood-burning fireplaces.

                                       5
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The property was constructed in 1988.

VILLAGE OF SYCAMORE RIDGE APARTMENTS, MEMPHIS, TENNESSEE

Village of Sycamore Ridge Apartments ("Village of Sycamore Ridge") is a 114-unit multifamily property located in Memphis, Tennessee. Village of Sycamore Ridge was approximately 95% occupied as of September 13, 1997. The property consists of 20 one and two-story residential buildings on approximately 14 acres. Amenities include a clubhouse, two swimming pools, wading pool, playground areas, lighted tennis court, sand volleyball court, bicycle/jogging trails, picnic areas, fishing lake with fountain, washer/dryer connections, private patios, and wood-burning fireplaces. The property was constructed in 1977.

CONCORDE BRIDGE APARTMENTS, OVERLAND PARK, KANSAS

Concorde Bridge Apartments ("Concorde Bridge") is a 248-unit multifamily property located in Overland Park, Kansas. Concorde Bridge was approximately 93% occupied as of September 13, 1997. The property consists of 13 residential buildings on approximately 26 acres. Amenities include a clubhouse with party room and kitchen, two swimming pools, lighted tennis court, volleyball area, playground area, carports, washer/dryer connections, private patios, and fireplaces in select units. The property was constructed in 1973.

BURWICK FARMS APARTMENTS, HOWELL, MICHIGAN

Burwick Farms Apartments ("Burwick Farms") is a 264-unit multifamily property located in Howell, Michigan. Burwick Farms was approximately 98% occupied as of September 13, 1997. The property consists of 13 three-story residential buildings and one recreational building on approximately 37 acres. Amenities include an outdoor heated swimming pool, whirlpool, exercise facilities, lake and gazebo, outdoor picnic area, microwave ovens, private balconies/patios, electric door opening system with intercom, garages with openers, and a recreational building with bar, kitchen, lounge facilities and conference room. The property was constructed in 1991.

WOODLAND MEADOWS APARTMENTS, ANN ARBOR, MICHIGAN

Woodland Meadows Apartments ("Woodland Meadows") is a 306-unit multifamily property located in Ann Arbor, Michigan. Woodland Meadows was approximately 94% occupied as of September 13, 1997. The property consists of 33 two and three-story residential buildings on approximately 35 acres. Amenities include a clubhouse, swimming pool, jacuzzi, jogging trail, fitness center, laundry facilities, stream and lake, microwaves, washer and dryers, private balconies/patios, fireplaces in select units, carports and garages. The property was constructed between 1987 and 1989.

EASTLAND ON THE LAKE APARTMENTS, COLUMBUS, OHIO

Eastland on the Lake Apartments ("Eastland on the Lake") is a 376-unit multifamily property located in Columbus, Ohio. Eastland on the Lake was approximately 93% occupied as of September 13, 1997. The property consists of 38 two-story residential buildings on approximately 32 acres. Amenities include a clubhouse with party room, swimming pool,

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lighted tennis court, exercise facilities, sauna, laundry facilities, billiard room, stocked lakes, private balconies/patios, and lake views. The property was constructed in 1973.

The Company has provided management services for the Acquired Properties since the date of acquisition.

ITEM 5. OTHER EVENTS

The following are descriptions of the Probable Properties.

OCEAN WALK APARTMENTS, KEY WEST, FLORIDA

Ocean Walk Apartments ("Ocean Walk") is a 296-unit multifamily property located in Key West, Florida. Ocean Walk was approximately 95% occupied as of September 13, 1997. The property consists of one three-story and one five-story residential buildings on approximately 16 acres. Amenities include a large swimming pool, tennis courts, basketball court, playground and picnic areas, 24-hour clothes care center, resident services program, covered parking, and private balconies. The property was constructed in 1990.

WESTWOOD PINES APARTMENTS, TAMARAC, FLORIDA

Westwood Pines Apartments ("Westwood Pines") is a 208-unit multifamily property located in Tamarac, Florida. Westwood Pines was approximately 92% occupied as of September 13, 1997. The property consists of eight three-story residential buildings on approximately 15 acres. Amenities include a swimming pool with jacuzzi, lighted tennis courts, exercise room, playground area, barbecue area, lakeside wood deck, full size washers and dryers, wet bars, private balconies/patios, vaulted ceilings in top floor units, and a clubhouse with social center, kitchen and serving bar. The property was constructed in 1991.

THE CEDARS APARTMENTS, CHARLOTTE, NORTH CAROLINA

The Cedars Apartments ("The Cedars") is a 360-unit multifamily property located in Charlotte, North Carolina. The Cedars was approximately 94% occupied as of September 13, 1997. The property consists of 22 two-story residential buildings on approximately 32 acres. Amenities include a clubhouse with hot tub, two swimming pools, basketball court, two lighted tennis courts, horseshoe area, fitness center, playground area, picnic areas with grills, laundry facilities, car wash area with vacuum, private patios/balconies, washer/dryer connections, bay windows in select units, fireplaces in select units, and monitored alarm services in select units. The property was constructed in 1983.

BRECKINRIDGE COURT APARTMENTS, LEXINGTON, KENTUCKY

Breckinridge Court Apartments ("Breckinridge Court") is a 382-unit multifamily property located in Lexington, Kentucky. Breckinridge Court was approximately 98% occupied as of September 13, 1997. The property consists of 24 two and three-story residential buildings on approximately 16 acres. Amenities include a clubhouse, swimming pool, hot tub, tennis courts, volleyball court, basketball court, sunrooms/patios, washer dryer connections, wood-burning fireplaces in select units, and vaulted ceilings in select units. The property was constructed between 1986 and 1987.

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RIVER OAK APARTMENTS, LOUISVILLE, KENTUCKY

River Oak Apartments ("River Oak") is a 268-unit multifamily property located in Louisville, Kentucky. River Oak was approximately 92% occupied as of September 13, 1997. The property consists of 14 three-story residential buildings on approximately 16 acres. Amenities include a swimming pool with sun deck, indoor whirlpool, indoor racquetball court, exercise room, laundry facilities, washer dryer connections, private balconies/patios with storage, wood-burning fireplaces, wooded views, wet bars in select units, vaulted ceilings in select units, and a clubhouse with fireplace, entertainment area with a bar, and fully equipped kitchen. The property was constructed in 1989.

FARMINGTON GATES APARTMENTS, GERMANTOWN, TENNESSEE

Farmington Gates Apartments ("Farmington Gates") is a 182-unit multifamily property located in Germantown, Tennessee. Farmington Gates was approximately 97% occupied as of September 13, 1997. The property consists of 23 two-story residential buildings on approximately 11 acres. Amenities include a swimming pool, picnic area, gazebo, putting green, washer/dryer connections, and a clubhouse with social room, central fireplace, kitchen and meeting facilities. The property was constructed in 1976.

RIDGEWAY COMMONS APARTMENTS, MEMPHIS, TENNESSEE

Ridgeway Commons Apartments ("Ridgeway Commons") is a 127-unit multifamily property located in Memphis, Tennessee. Ridgeway Commons was approximately 98% occupied as of September 13, 1997. The property consists of 20 two-story residential buildings on approximately 12 acres. Amenities include a clubhouse, two swimming pools, saunas, playground areas, washer/dryer connections, private patios, and wood-burning fireplaces in select units. The property was constructed in 1970 and rehabilitated in 1992.

REGENCY WOODS APARTMENTS, WEST DES MOINES, IOWA

Regency Woods Apartments ("Regency Woods") is a 200-unit multifamily property located in West Des Moines, Iowa. Regency Woods was approximately 91% occupied as of September 13, 1997. The property consists of 10 three-story residential buildings on approximately 11 acres. Amenities include a clubhouse with social room, swimming pool, garages, private balconies/patios, vaulted ceilings in select units, sunrooms in select units, and fireplaces in select units. The property was constructed in 1986.

ARBOR GLEN APARTMENTS, PITTSFIELD TOWNSHIP, MICHIGAN

Arbor Glen Apartments ("Arbor Glen") is a 220-unit multifamily property located in Pittsfield Township, Michigan. Arbor Glen was approximately 97% occupied as of September 13, 1997. The property consists of 11 two-story residential buildings on approximately 22 acres. Amenities include a swimming pool, spa, volleyball court, picnic areas, playground area, carports, two ponds, washer/dryer connections, private balconies/patios, and a clubhouse with exercise room, social center and kitchen. The property was constructed in 1990.

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WOODCREST VILLA APARTMENTS, WESTLAND, MICHIGAN

Woodcrest Villa Apartments ("Woodcrest Villa") is a 458-unit multifamily property located in Westland, Michigan. Woodcrest Villa was approximately 94% occupied as of September 13, 1997. The property consists of 99 two and three-story residential buildings on approximately 26 acres. Amenities include an indoor/outdoor swimming pool, indoor jacuzzi, locker rooms, saunas, basketball courts, fitness center, playground area, picnic area, four duck ponds, adjacent 600 acre heavily wooded nature preserve, fireplaces, carports, private balconies/patios, and a clubhouse with social room, fireplace, kitchen and meeting facilities. The property was constructed in 1970.

FOUNTAIN PLACE I APARTMENTS, EDEN PRAIRIE, MINNESOTA

Fountain Place I Apartments ("Fountain Place I") is a 332-unit multifamily property located in Eden Prairie, Minnesota. Fountain Place I was approximately 99% occupied as of September 13, 1997. The property consists of four four-story residential buildings on approximately 22 acres (including Phase II). Amenities include a clubhouse with social room, heated indoor swimming pool, outdoor swimming pool and patio, lighted tennis courts, bicycle/jogging trail, picnic/playground areas, fitness center, steam room, sauna, hot tub, billiards room, heated underground garage, microwaves, private balconies/patios or bay windows, and washers and dryers. The property was constructed in 1989.

FOUNTAIN PLACE II APARTMENTS, EDEN PRAIRIE, MINNESOTA

Fountain Place II Apartments ("Fountain Place II") is a 158-unit multifamily property located in Eden Prairie, Minnesota. Fountain Place II was approximately 100% occupied as of September 13, 1997. The property consists of two four-story residential buildings on approximately 22 acres (including Phase I). Amenities include a clubhouse with social room, heated indoor swimming pool, outdoor swimming pool and patio, lighted tennis courts, bicycle/jogging trail, picnic/playground areas, fitness center, steam room, sauna, hot tub, billiards room, heated underground garage, microwaves, private balconies/patios or bay windows, and washers and dryers. The property was constructed in 1989.

ROYAL OAKS APARTMENTS, EAGAN, MINNESOTA

Royal Oaks Apartments ("Royal Oaks") is a 231-unit multifamily property located in Eagan, Minnesota. Royal Oaks was approximately 98% occupied as of September 13, 1997. The property consists of seven three-story residential buildings on approximately 20 acres. Amenities include a swimming pool, sundeck and patio, tot lot, washers and dryers, private balconies, controlled entry, and a clubhouse with exercise facilities, locker rooms, and social room. The property was constructed in 1989.

TRAILWAY POND I APARTMENTS, BURNSVILLE, MINNESOTA

Trailway Pond I Apartments ("Trailway Pond I") is a 75-unit multifamily property located in Burnsville, Minnesota. Trailway Pond I was approximately 99% occupied as of September 13, 1997. The property consists of one three-story residential building on approximately 21 acres

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(including Phase II). Amenities include a clubhouse with social room, swimming pool, sundeck, jacuzzi, tennis court, exercise facilities, controlled entry, heated underground parking, and private balconies/patios or bay windows. The property was constructed in 1988.

TRAILWAY POND II APARTMENTS, BURNSVILLE, MINNESOTA

Trailway Pond II Apartments ("Trailway Pond II") is a 165-unit multifamily property located in Burnsville, Minnesota. Trailway Pond II was approximately 98% occupied as of September 13, 1997. The property consists of two three-story residential buildings on approximately 21 acres (including Phase I). Amenities include a clubhouse with social room, swimming pool, sundeck, jacuzzi, tennis court, exercise facilities, controlled entry, heated underground parking, and private balconies/patios or bay windows. The property was constructed in 1988.

VALLEY CREEK I APARTMENTS, WOODBURY, MINNESOTA

Valley Creek I Apartments ("Valley Creek I") is a 225-unit multifamily property located in Woodbury, Minnesota. Valley Creek I was approximately 95% occupied as of September 13, 1997. The property consists of three three-story residential buildings on approximately 40 acres (including Phase II). Amenities include a fully equipped party room, swimming pool, sundeck, jacuzzi, tennis court, volleyball courts, exercise room, playground area, bicycle trail, heated underground parking with car wash bay, controlled video entry, and private balconies/patios or bay windows. The property was constructed in 1989.

VALLEY CREEK II APARTMENTS, WOODBURY, MINNESOTA

Valley Creek II Apartments ("Valley Creek II") is a 177-unit multifamily property located in Woodbury, Minnesota. Valley Creek II was approximately 98% occupied as of September 13, 1997. The property consists of three three-story residential buildings on approximately 40 acres (including Phase I). Amenities include a fully equipped party room, swimming pool, sundeck, jacuzzi, tennis court, volleyball courts, exercise room, playground area, bicycle trail, heated underground parking with car wash bay, controlled video entry, and private balconies/patios or bay windows. The property was constructed in 1990.

WHITE BEAR WOODS I APARTMENTS, WHITE BEAR LAKE, MINNESOTA

White Bear Woods I Apartments ("White Bear Woods I") is a 225-unit multifamily property located in White Bear Lake, Minnesota. White Bear Woods I was approximately 99% occupied as of September 13, 1997. The property consists of three three-story residential buildings on approximately four acres. Amenities include a clubhouse with social room, swimming pool, sundeck, jacuzzi, tennis court, exercise facilities, heated underground parking, controlled entry, and private balconies/patios. The property was constructed in 1989.

WOODLANE PLACE I APARTMENTS, WOODBURY, MINNESOTA

Woodlane Place I Apartments ("Woodlane Place I") is a 216-unit multifamily property located in Woodbury, Minnesota. Woodlane Place I was approximately 100% occupied as of September 13, 1997. The property consists of 29 one and two-story residential buildings on approximately 32 acres. Amenities include a swimming pool, tennis court, washer and dryers, attached garages,

                                      10
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and fireplaces in select units. The property was constructed in 1989.

ETHAN'S RIDGE I APARTMENTS, KANSAS CITY, MISSOURI

Ethan's Ridge I Apartments ("Ethan's Ridge I") is a 316-unit multifamily property located in Kansas City, Missouri. Ethan's Ridge I was approximately 94% occupied as of September 13, 1997. The property consists of 15 two, three, and four-story residential buildings on approximately 52 acres (including all three phases). Amenities include a clubhouse with locker rooms, swimming pool, sundeck, lighted tennis courts, sand volleyball court, basketball court, exercise facilities, carports, washer/dryer connections, private balconies/patios, fireplaces in select units, and cathedral ceilings in select units. The property was constructed in 1988.

ETHAN'S RIDGE II APARTMENTS, KANSAS CITY, MISSOURI

Ethan's Ridge II Apartments ("Ethan's Ridge II") is a 242-unit multifamily property located in Kansas City, Missouri. Ethan's Ridge II was approximately 96% occupied as of September 13, 1997. The property consists of 14 two and three-story residential buildings on approximately 52 acres (including all three phases). Amenities include a clubhouse, swimming pool, sundeck, lighted tennis courts, sand volleyball court, basketball court, exercise facilities, carports, washer/dryer connections, private balconies/patios, fireplaces in select units, and cathedral ceilings in select units. The property was constructed in 1990.

ETHAN'S GLEN III APARTMENTS, KANSAS CITY, MISSOURI

Ethan's Glen III Apartments ("Ethan's Glen III") is a 48-unit multifamily property located in Kansas City, Missouri. Ethan's Glen III was approximately 92% occupied as of September 13, 1997. The property consists of two two and three-story residential buildings on approximately 52 acres (including all three phases). Amenities include a clubhouse, swimming pool, sundeck, lighted tennis courts, sand volleyball court, basketball court, exercise facilities, carports, washer/dryer connections, private balconies/patios, fireplaces in select units, and cathedral ceilings in select units. The property was constructed in 1990.

GEARY COURTYARD APARTMENTS, SAN FRANCISCO, CALIFORNIA

Geary Courtyard Apartments ("Geary Courtyard") is a 164-unit multifamily property located in San Francisco, California. Geary Courtyard was approximately 98% occupied as of September 13, 1997. The property consists of one 14-story residential building on approximately .4 acres. Amenities include exercise facilities, sauna, rooftop garden and sundeck, 24 hour concierge service, laundry facilities, dry cleaning service, enclosed parking, fully furnished corporate apartments, microwaves, and walk-in closets. The property was constructed in 1990.

JAMES STREET CROSSING APARTMENTS, KENT, WASHINGTON

James Street Crossing Apartments ("James Street Crossing") is a 300-unit multifamily property located in Kent, Washington. James Street Crossing was approximately 98% occupied as of September 13, 1997. The property consists of 21 three-story residential buildings on approximately 21 acres. Amenities include a clubhouse with social room, swimming pool, sauna, spa, tanning room, indoor multi-gym exercise and weight room, tennis courts, picnic area

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

with barbecues, garages and carports, extra storage closets, two playground areas, microwaves, private balconies/patios, wood-burning fireplaces, and washers and dryers. The property was constructed in 1989.

The Company expects to provide property management services for the Probable Properties following the acquisition of such properties.

The closings of the Probable Properties are subject to certain contingencies and conditions, therefore, there can be no assurance that any or all of these transactions will be consummated, or that the final terms thereof will not differ in material respects from those summarized above.

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

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


     A.  FINANCIAL STATEMENTS
         --------------------

         It is not possible to provide the combined audited income statement pursuant to Rule 3-14 of Regulation S-X for the fiscal year ended December 31, 1996 at the time of the filing of this report: such income statement will be filed as an amendment to this Form 8-K under cover of Form 8-K/A within sixty days of the due date of this report.


     B.  PRO FORMA FINANCIAL INFORMATION
         -------------------------------

         It is not possible to provide the combined unaudited pro forma income statement at the time of the filing of this report; such pro forma information will be filed within sixty days of the due date of this report.


     C.  EXHIBITS
         --------

         None



         No information is required under Items 1, 3, 4, and 6, and these items have therefore been omitted.


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


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     EQUITY RESIDENTIAL PROPERTIES TRUST



      October 20, 1997               By: /s/      Michael J. McHugh
      ----------------                   -----------------------------------
          (Date)                                  Michael J. McHugh
                                             Senior Vice President, Chief
                                           Accounting Officer and Treasurer


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